--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------



                                                        New England Limited Term
                                                            U.S. Government Fund

                                                               [Graphic Omitted]

------------------
DECEMBER 31, 1997
------------------

                                                                   FEBRUARY 1998
--------------------------------------------------------------------------------

Dear Shareholder:

[Photo of Henry L.P. Schmelzer]

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."


In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar Logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

--------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
-------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Limited Term U.S. Government Fund's inception 1/3/89, compared to the Lehman Intermediate Government Bond Index and the Cost of Living Index. The data points from the graph are as follows:

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                 JANUARY 1989 (INCEPTION) THROUGH DECEMBER 1997
            COMPARED TO LEHMAN INTERMEDIATE GOVERNMENT BOND INDEX(4)
                           AND THE COST OF LIVING(5)

                  Net          With Maximum          Lehman         Cost
                 Asset            Sales           Intermediate       of
                Value(1)        Charge(2)         Government(4)   Living(5)
-------------------------------------------------------------------------------
1/3/89         $10,000           $ 9,700           $10,000        $10,000
1989           $11,041           $10,710           $11,269        $10,465
1990           $12,205           $11,839           $12,346        $11,104
1991           $13,891           $13,475           $14,086        $11,444
1992           $14,676           $14,236           $15,062        $11,776
1993           $15,618           $15,150           $16,293        $12,100
1994           $15,262           $14,805           $16,008        $12,423
1995           $17,248           $16,731           $18,317        $12,739
1996           $17,660           $17,130           $19,090        $13,161
1997           $18,941           $18,372           $20,564        $13,402

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B, C and Y share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------

                                        AVERAGE ANNUAL TOTAL RETURNS -- 12/31/97
-------------------------------------------------------------------------------

CLASS A (Inception 1/3/89)                1 YEAR    5 YEARS     SINCE INCEPTION
Net Asset Value(1)                         7.25%     5.24%          7.36%
With Max. Sales Charge(2)                  4.01      4.59           7.00
Lehman Intermediate Gov't Bond Index(4)    7.72      6.39           8.28
(calculated from 1/31/89)
Lipper Short Int. US Gov't Avg.(6)         6.72      5.42           7.46
(calculated from 1/31/89)

-------------------------------------------------------------------------------
CLASS B (Inception 9/24/93)               1 YEAR    3 YEARS     SINCE INCEPTION
Net Asset Value(1)                         6.48%     6.75%          3.87%
With CDSC(3)                               1.48      5.87           3.49
Lehman Intermediate Gov't Bond Index(4)    7.72      8.65           5.63
(calculated from 9/30/93)
Lipper Short Int. US Gov't Avg.(6)         6.72      7.59           4.74
(calculated from 9/30/93)

-------------------------------------------------------------------------------
CLASS C (Inception 12/30/94)              1 YEAR    SINCE INCEPTION
Net Asset Value(1)                         6.57%        6.44%
Lehman Intermediate Gov't Bond Index(4)    7.72         8.65
Lipper Short Int. US Gov't Avg.(6)         6.72         7.59

-------------------------------------------------------------------------------
CLASS Y (Inception 3/31/94)               1 YEAR    3 YEARS     SINCE INCEPTION
Net Asset Value(1)                         7.52%     7.78%          6.08%
Lehman Intermediate Gov't Bond Index(4)    7.72      8.65           6.89
Lipper Short Int. US Gov't Avg.(6)         6.72      7.59           5.88

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. Class Y shares are available only to certain institutional investors.


NOTES TO CHARTS

(1) Net Asset Value (NAV) -- assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge -- assumes reinvestment of all distributions and reflects the maximum sales charge of 3% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) -- assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Lehman Intermediate Government Bond Index is an unmanaged index of bonds issued by the U.S. government and its agencies having maturities between one and ten years. The Index's performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.
(6) Lipper Short Intermediate U.S. Government Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                  NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[Photo of James Welch]
[Photo of Scott Millimet]

            James Welch
    and Scott Millimet,
Back Bay Advisors, L.P.

Q. How did New England Limited Term U.S. Government Fund perform during the past 12 months?

   We believe the Fund produced strong results, as shareholders benefited from share price gains on top of a steady income stream. The Fund's Class A shares generated a total return of 7.25% for the 12 months ending December 31, 1997, reflecting a $0.09 gain in net asset value to $11.64 per share and the reinvestment of dividend distributions totaling $0.72 per share. By comparison, the average return of the Fund's peer group of 92 Short Intermediate U.S. Government Funds, as measured by Lipper Analytical Services, was 6.72% for 1997. For the same period, the Fund's Class B shares produced a total return of 6.48% at net asset value.

Q. Did market conditions work in favor of U.S. government securities over the past year?

   Yes -- interest rates declined dramatically for much of the year, pushing bond prices higher. A number of positive factors came together: Inflation was minimal despite an economy that continued to expand; the federal deficit declined considerably and remains on a downward path; and interest in U.S. bonds from foreign investors was strong -- particularly as the Asian currency crisis unfolded and investors sought the safety and liquidity of U.S. government securities. During the early part of 1997, however, interest rates rose as vigorous economic growth caused investors to worry that inflation might rise. In fact, the Federal Reserve Board raised short-term interest rates in March. The yield on the 10-year U.S. Treasury note peaked at 6.97% in April 1997 and fell significantly lower by year-end to 5.92%, benefitting bond investors.

Q. What strategies worked to the Fund's advantage during the year?

   The Fund was helped by two basic strategies: investing selectively in varying kinds of government issues; and focusing on managing duration, which is a measure of a bond's price reaction to changes in interest rates. A longer duration increases a bond's sensitivity to interest rate moves while a shorter duration decreases its sensitivity. We also shifted assets to the specific types of government bonds that we believed would benefit from the changing interest rate environment -- that is, a rise in rates early in the year and a subsequent decline.

   When interest rates were rising and bond prices were falling, we emphasized mortgage-backed securities and targeted shorter durations. Mortgage-backed securities provided a means to generate attractive income and tend to be relatively stable investments in stable to rising interest rate environments. Meanwhile, a focus on shorter durations helped to enhance the Fund's price stability.

   Later, in anticipation of declining interest rates, we reversed our strategy. Specifically, we lengthened the Fund's average duration to approximately four years from 2.3 years and reduced the Fund's position in mortgage-backed securities during the year, redirecting assets to U.S. agency securities. Lengthening duration caused the Fund to take on a barbell shape -- that is, a portfolio structure with greater concentrations of bonds at both the shorter and longer ends of the maturity spectrum. In particular, the strategy worked to help the Fund capture the higher yields available from longer-term bonds after interest rates had risen. When long-term interest rates later began declining faster than short-term rates, these bonds better enabled the Fund to benefit from price appreciation.

   Meanwhile, we'd begun to pare back holdings in mortgage-backed securities in favor of U.S. agency securities. The reason: When interest rates fall, agency issues tend to perform better than mortgage-backed securities, which are susceptible to prepayment risk -- the risk that homeowners will pay off the securities' underlying mortgages to refinance their debt at lower prevailing interest rates. As it turned out, the shift worked to the Fund's advantage, as U.S. agencies generated both attractive yields and price appreciation. As always, the quality of the portfolio remained high. By design, the Fund invests only in the most creditworthy securities available and continues to carry the top Standard & Poor's rating for mutual funds -- AAAf.

Q. What is your outlook for U.S. government bonds?

   We expect many of the positive trends that pushed U.S. government bond prices higher in 1997 to stay in place: moderate economic growth, low inflation and stable to declining interest rates. A major question is whether the Asian financial crisis will significantly stem the pace of economic growth in the United States, further decreasing inflationary pressures. Slowing economic activity could hinder corporate earnings growth, with the greatest impact felt in the manufacturing and export sectors. Even if this scenario does not play out, we envision stable to declining interest rates, which would be good for bond investors, especially those invested in government bonds. Given our expectations, we anticipate keeping the Fund's portfolio concentrated on government securities with an average duration of three to four years.

-------------------------------------------------------------------------------
                              PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1997

BONDS AND NOTES--97.3% OF TOTAL NET ASSETS

   FACE
  AMOUNT          DESCRIPTION                                                    VALUE (a)
----------------------------------------------------------------------------------------------
                  GOVERNMENT AGENCIES--57.5%
$13,980,000       Federal Home Loan Mortgage Corp., 7.010%, 7/11/07 ........  $ 14,344,738
    122,481       Federal Home Loan Mortgage Corp., 7.500%, 6/1/26 .........       125,542
  7,900,000       Federal Home Loan Mortgage Corp., 8.190%, 10/6/04 ........     8,188,824
     52,008       Federal Home Loan Mortgage Corp., 10.000%, 7/1/19 ........        56,842
  7,365,891       Federal Home Loan Mortgage Corp., 11.500%, with various
                    maturities to 2020 (c) (e)  ............................     8,350,031
  9,045,000       Federal National Mortgage Association, 0.00%, 10/8/10 (d)      4,118,279
 10,000,000       Federal National Mortgage Association, 6.840%, 10/10/07 ..    10,055,100
 10,000,000       Federal National Mortgage Association, 6.930%, 9/17/12 ...    10,434,400
 20,000,000       Federal National Mortgage Association, 7.020%, 7/3/07 ....    20,531,200
 10,000,000       Federal National Mortgage Association, 7.125%, 9/12/07 ...    10,146,900
 10,000,000       Federal National Mortgage Association, 7.160%, 6/26/07 ...    10,139,100
 18,398,547       Federal National Mortgage Association, 7.500%, with
                    various maturities to 2027 (c) .........................    18,946,622
 10,345,000       Federal National Mortgage Association, 9.050%, 4/10/00 ...    11,015,770
 19,760,271       Government National Mortgage Association, 7.500%, with
                    various maturities to 2027 (c)  ........................    20,241,829
    149,269       Government National Mortgage Association, 12.500%, with
                    various maturities to 2015 (c)  ........................       177,241
  1,202,525       Government National Mortgage Association, 16.000%, with
                    various maturities to 2013 (c)  ........................     1,476,454
    512,035       Government National Mortgage Association, 17.000%, with
                    various maturities to 2012 (c)  ........................       624,365
                                                                              ------------
                                                                               148,973,237
                                                                              ------------
                  U.S. GOVERNMENT--39.8%
 10,000,000       United States Treasury, 0.00%, 5/15/09 (d) ...............     5,135,100
 20,000,000       United States Treasury Bonds, 9.125%, 5/15/09 ............    23,393,800
 10,000,000       United States Treasury Bonds, 11.625%, 11/15/04 ..........    13,273,400
  5,000,000       United States Treasury Notes, 7.250%, 2/15/98 ............     5,008,600
 10,000,000       United States Treasury Notes, 7.875%, 11/15/99 ...........    10,384,400
 38,000,000       United States Treasury Notes, 8.500%, 11/15/00 ...........    40,778,560
  5,000,000       United States Treasury Notes, 9.125%, 5/15/99 ............     5,224,200
                                                                              ------------
                                                                               103,198,060
                                                                              ------------
                  Total Bonds and Notes (Identified Cost $250,864,402) .....   252,171,297
                                                                              ------------

OPTIONS--0.3%
------------------------------------------------------------------------------------------

   CONTRACTS
------------------------------------------------------------------------------------------
      1,000       U.S. Treasury Bond Futures, 121 Call, February 1998 ......       828,125
                                                                              ------------
                  Total Options (Identified Cost $1,207,125) ...............       828,125
                                                                              ------------

SHORT TERM INVESTMENT--1.2%

FACE
AMOUNT              DESCRIPTION                                                VALUE (a)
------------------------------------------------------------------------------------------
$ 3,062,000       Household Finance Corp. 6.500%, 1/02/98 ..................  $  3,061,447
                                                                              ------------
                  Total Short Term Investment (Identified Cost $3,061,447) .     3,061,447
                                                                              ------------
                  Total Investments--98.8% (Identified Cost $255,132,974)
                    (b) ....................................................   256,060,869

                  Other assets less liabilities ............................     3,145,304
                                                                              ------------
                  Total Net Assets--100% ...................................   259,206,173
                                                                              ============

WRITTEN OPTIONS
                                                                            NET UNREALIZED
CONTRACTS    DESCRIPTION                                                     DEPRECIATION
------------------------------------------------------------------------------------------

1,250       U.S. Treasury Bond Futures, 122 Call, February 1998 .............. $ (206,953)
  200       U.S. Treasury Bond Futures, 119 Put, February 1998 ...............     (1,938)
                                                                               ----------
                                                                               $ (208,891)
                                                                               ==========

FUTURES CONTRACTS-SHORT
                                                                            NET UNREALIZED
CONTRACTS            DESCRIPTION                                             DEPRECIATION
---------------------------------------------------------------------------------------------

 200        U.S. Treasury Bond, March 1998 ...................................    (91,624)
                                                                               ==========

(a)  See Note 1a to the financial statements.
(b)  Federal Tax Information:
     At December 31, 1997 the net unrealized appreciation on investments based on cost for federal income tax purposes of $255,132,974 was as follows:
       Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ........................... $1,437,093
       Aggregate gross unrealized depreciation for all investments in which
         there is an excess of tax cost over value ...........................   (509,198)
                                                                               ----------
       Net unrealized appreciation ........................................... $  927,895
                                                                               ==========
    At December 31, 1997 the Fund had a capital loss carryover of approximately
    $38,233,281 of which $30,053,756 expires on December 31, 2002, $1,001,295 expires on December 31, 2003, $4,342,078 expires on December 31, 2004 and
    $2,836,152 expires on December 31, 2005.  This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
(c) The Fund's investments in mortgage backed securities of the  Federal Home
    Loan Mortgage Corporation and Government National Mortgage Association are
    interests in separate pools of mortgages. All separate investments in securities of these issuers which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
(d) Principal stripped security.
(e) One of these securities ($5,000,000 par) has been segregated as collateral in connection with the Fund's derivative investments at December 31, 1997.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------

ASSETS
  Investments at value .......................................                     $256,060,869
  Cash .......................................................                            1,978
  Receivable for:
    Fund shares sold .........................................                        1,196,052
    Accrued interest .........................................                        3,818,587
  Prepaid registration expense ...............................                           11,000
                                                                                   ------------
                                                                                    261,088,486
LIABILITIES
  Payable for:
    Written options (proceeds of $493,453) ...................      $702,344
    Variation margin .........................................       156,750
    Fund shares redeemed .....................................       599,113
    Dividends declared .......................................       171,898
  Accrued expenses:
    Management fees ..........................................       141,999
    Deferred trustees' fees ..................................        10,072
    Accounting and administrative ............................         3,829
    Other ....................................................        96,308
                                                                    --------
                                                                                      1,882,313
                                                                                   ------------
NET ASSETS ...................................................                     $259,206,173
                                                                                   ============
  Net Assets consist of:
    Capital paid in ..........................................                     $297,873,671
    Distributions in excess of net investment income .........                         (207,412)
    Accumulated net realized losses ..........................                      (39,087,466)
    Unrealized appreciation on investments, written options
      and futures contracts ..................................                          627,380
                                                                                   ------------
NET ASSETS ...................................................                     $259,206,173
                                                                                   ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
   ($222,184,974 divided by 19,093,448 shares of beneficial
    interest) ................................................                           $11.64
                                                                                         ======
Offering price per share (100/97 of $11.64) ..................                           $12.00*
                                                                                         ======
Net asset value and offering price of Class B shares
  ($16,060,454 divided by 1,382,172 shares of beneficial
    interest) ................................................                           $11.62**
                                                                                         ======
Net asset value and offering price of Class C shares
  ($15,698,670 divided by 1,349,990 shares of beneficial
    interest) ................................................                           $11.63
                                                                                         ======
Net asset value and offering price of Class Y shares
  ($5,262,075 divided by 451,132 shares of beneficial
    interest) ................................................                           $11.66
                                                                                         ======
Identified cost of investments ...............................                     $255,132,974
                                                                                   ============
* Based upon single purchases of less than $100,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Interest ..........................................               $21,550,492
  Expenses
    Management fees .................................  $1,802,343
    Service fees - Class A ..........................     851,990
    Service and distribution fees - Class B .........     170,466
    Service and distribution fees - Class C .........     146,913
    Trustees' fees and expenses .....................      21,616
    Accounting and administrative ...................      50,735
    Custodian .......................................     126,660
    Transfer agent ..................................     460,132
    Audit and tax services ..........................      32,000
    Legal ...........................................      10,778
    Printing ........................................      52,809
    Registration ....................................      42,225
    Miscellaneous ...................................      15,186
                                                       ----------
  Total expenses ....................................                 3,783,853
                                                                    -----------
  Net investment income .............................                17,766,639
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
 WRITTEN OPTIONS AND FUTURES CONTRACTS
  Realized gain (loss) on:
    Investments - net ...............................  (3,049,398)
    Written options - net ...........................     556,173
    Futures contracts - net .........................     154,952
                                                       ----------

  Net realized loss on investments, written options
    and futures contracts ...........................  (2,338,273)
                                                       ----------
  Unrealized appreciation (depreciation) on:
    Investments - net ...............................   3,840,984
    Written options - net ...........................    (208,891)
    Futures contracts - net .........................     (91,624)
                                                       ----------

  Net unrealized appreciation on investments,
   written options and futures contracts  ...........   3,540,469
  Net gain on investment transactions ...............                 1,202,196
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS ..........               $18,968,835
                                                                    ===========


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                 YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,
                                                    1996            1997
                                               -------------    ------------
FROM OPERATIONS
  Net investment income .....................   $ 24,683,130    $ 17,766,639
  Net realized loss on investments, written
    options and futures contracts ...........     (5,398,562)     (2,338,273)
  Unrealized appreciation (depreciation) on
    investments, written options and futures
    contracts ...............................    (12,440,197)      3,540,469
                                                ------------    ------------
  Increase in net assets from operations ....      6,844,371      18,968,835
                                                ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A .................................    (22,194,536)    (15,212,083)
    Class B .................................     (1,162,270)       (956,333)
    Class C .................................       (582,457)       (821,006)
    Class Y .................................       (389,325)       (343,684)
                                                ------------    ------------
                                                 (24,328,588)    (17,333,106)
                                                ------------    ------------
Decrease in net assets derived from
  capital share transactions ................    (58,854,951)    (57,325,531)
                                                ------------    ------------
Total decrease in net assets ................    (76,339,168)    (55,689,802)

NET ASSETS
  Beginning of the year .....................    391,235,143     314,895,975
                                                ------------    ------------
  End of the year ...........................   $314,895,975    $259,206,173
                                                ============    ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
 NET INVESTMENT INCOME
  Beginning of the year .....................   $     67,682    $   (255,075)
                                                ============    ============
  End of the year ...........................   $  (255,075)    $   (207,412)
                                                ============    ============


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                                    CLASS A
                                                  ---------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------------
                                                   1993              1994             1995             1996             1997
                                                  ------            ------           ------           ------           ------
Net Asset Value, Beginning of Year .......        $12.54            $12.49           $11.49           $12.10           $11.55
                                                  ------            ------           ------           ------           ------
Income From Investment Operations
Net Investment Income ....................          0.71              0.82             0.86             0.81             0.72
Net Realized and Unrealized Gain (Loss) on
  Investments ............................          0.08             (1.10)            0.59            (0.54)            0.09
                                                  ------            ------           ------           ------           ------
Total From Investment Operations .........          0.79             (0.28)            1.45             0.27             0.81
                                                  ------            ------           ------           ------           ------
Less Distributions
Distributions From Net Investment Income .         (0.71)            (0.72)           (0.84)           (0.82)           (0.72)
Distributions in Excess of Net Investment
  Income .................................         (0.01)             0.00             0.00             0.00             0.00
Distributions From Net Realized Capital
  Gains ..................................         (0.12)             0.00             0.00             0.00             0.00
                                                  ------            ------           ------           ------           ------
Total Distributions ......................         (0.84)            (0.72)           (0.84)           (0.82)           (0.72)
                                                  ------            ------           ------           ------           ------
Net Asset Value, End of Year .............        $12.49            $11.49           $12.10           $11.55           $11.64
                                                  ======            ======           ======           ======           ======
Total Return (%) (a) .....................          6.4             (2.3)             13.0              2.4              7.3
Ratio of Operating Expenses to Average Net
  Assets (%) .............................          1.14              1.18             1.22             1.25             1.28
Ratio of Net Investment Income to Average
  Net Assets (%) .........................          5.64              6.80             7.18             7.13             6.40
Portfolio Turnover Rate (%) ..............           124               244              247              327              533
Net Assets, End of Year (000) ............      $562,164          $412,399         $361,520         $276,178         $222,185

(a) A sales charge is not reflected in total return calculations.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

                                                                                   CLASS B
                                             --------------------------------------------------------------------------------
                                             SEPTEMBER 27(a)
                                                THROUGH                                YEAR ENDED DECEMBER 31,
                                               DECEMBER 31,            ------------------------------------------------------
                                                  1993                  1994            1995            1996            1997
                                             ---------------           ------          ------          ------          ------
Net Asset Value, Beginning of Period .           $12.76                $12.49          $11.48          $12.09          $11.54
                                                 ------                ------          ------          ------          ------
Income From Investment Operations
Net Investment Income ................             0.17                  0.71            0.76            0.73            0.65
Net Realized and Unrealized Gain
  (Loss) on Investments ..............            (0.24)                (1.08)           0.61           (0.54)           0.08
                                                 ------                ------          ------          ------          ------
Total From Investment Operations .....            (0.07)                (0.37)           1.37            0.19            0.73
                                                 ------                ------          ------          ------          ------
Less Distributions
Distributions From Net Investment
  Income .............................            (0.16)                (0.64)          (0.76)          (0.74)          (0.65)
Distributions in Excess of Net
  Investment Income ..................            (0.01)                 0.00            0.00            0.00            0.00
Distributions From Net Realized
  Capital Gains ......................            (0.03)                 0.00            0.00            0.00            0.00
                                                 ------                ------          ------          ------          ------
Total Distributions ..................            (0.20)                (0.64)          (0.76)          (0.74)          (0.65)
                                                 ------                ------          ------          ------          ------
Net Asset Value, End of Period .......           $12.49                $11.48          $12.09          $11.54          $11.62
                                                 ======                ======          ======          ======          ======
Total Return (%) (c) .................            (0.6)                (2.9)            12.3             1.7             6.5
Ratio of Operating Expenses to Average
  Net Assets (%) .....................             1.96(b)               1.83            1.87            1.90            1.93
Ratio of Net Investment Income to
  Average Net Assets (%) .............             4.30(b)               6.15            6.53            6.48            5.75
Portfolio Turnover Rate (%) ..........              124                   244             247             327             533
Net Assets, End of Period (000) ......           $6,221               $11,891         $18,056         $18,503         $16,060

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge is not reflected in total return calculations.
    Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

                                                                                    CLASS C
                                                                 ----------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                                 ----------------------------------------------
                                                                      1995              1996              1997
                                                                     ------            ------            ------
Net Asset Value, Beginning of Year ............................      $11.48            $12.10            $11.54
                                                                     ------            ------            ------
Income From Investment Operations
Net Investment Income .........................................        0.64              0.75              0.65
Net Realized and Unrealized Gain (Loss) on Investments ........        0.64             (0.57)             0.09
                                                                     ------            ------            ------
Total From Investment Operations ..............................        1.28              0.18              0.74
                                                                     ------            ------            ------
Less Distributions
Distributions From Net Investment Income ......................       (0.65)            (0.74)            (0.65)
Distributions in Excess of Net Investment Income ..............       (0.01)             0.00              0.00
                                                                     ------            ------            ------
Total Distributions ...........................................       (0.66)            (0.74)            (0.65)
                                                                     ------            ------            ------
Net Asset Value, End of Year ..................................      $12.10            $11.54            $11.63
                                                                     ======            ======            ======
Total Return (%) ..............................................       11.4               1.6               6.6
Ratio of Operating Expenses to Average Net Assets (%) .........        1.87              1.90              1.93
Ratio of Net Investment Income to Average Net Assets (%) ......        6.53              6.48              5.75
Portfolio Turnover Rate (%) ...................................         247               327               533
Net Assets, End of Year (000) .................................      $5,936           $14,903           $15,699


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------

                                                                                    CLASS Y
                                                      -------------------------------------------------------------------
                                                          MARCH 31(a)
                                                           THROUGH                      YEAR ENDED DECEMBER 31,
                                                          DECEMBER 31,         ------------------------------------------
                                                             1994                 1995             1996             1997
                                                         ------------            ------           ------           ------
Net Asset Value, Beginning of Period ...............        $12.11               $11.51           $12.13           $11.58
                                                            ------               ------           ------           ------
Income From Investment Operations
Net Investment Income ..............................          0.71                 0.86             0.85             0.76
Net Realized and Unrealized Gain (Loss) on
  Investments ......................................         (0.74)                0.63            (0.54)            0.08
                                                            ------               ------           ------           ------
Total From Investment Operations ...................         (0.03)                1.49             0.31             0.84
                                                            ------               ------           ------           ------
Less Distributions
Distributions From Net Investment Income ...........         (0.57)               (0.87)           (0.86)           (0.76)
                                                            ------               ------           ------           ------
Total Distributions ................................         (0.57)               (0.87)           (0.86)           (0.76)
                                                             -----           ----------       ----------       ----------
Net Asset Value, End of Period .....................        $11.51               $12.13           $11.58           $11.66
                                                            ======               ======           ======           ======
Total Return (%) (c) ...............................         (0.8)                13.3              2.8              7.5
Ratio of Operating Expenses to Average Net Assets
  (%) ..............................................          0.83(b)              0.87             0.90             0.93
Ratio of Net Investment Income to Average Net Assets
  (%) ..............................................          7.15(b)              7.53             7.48             6.75
Portfolio Turnover Rate (%) ........................           244                  247              327              533
Net Assets, End of Period (000) ....................        $1,822               $5,723           $5,313           $5,262

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. The Fund commenced its public offering of Class B shares on September 27, 1993, Class C shares on December 30, 1994 and of Class Y shares on March 31, 1994. Class A shares are sold with a maximum front end sales charge of 3.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Class C shares do not pay a front end or contingent deferred sales charge and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro-rata by the holders of all classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. OPTIONS. The Fund uses options to hedge against changes in the values of securities the Fund owns or expects to purchase. Writing puts and buying calls tends to increase the Fund's exposure to the underlying instrument and writing calls or buying puts tends to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

For options purchased to hedge the Fund's investments, the potential risk to the Fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Fund, the maximum loss is not limited to the premium initially received for the option.

Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over the counter are valued using prices supplied by dealers.

D. INTEREST RATE FUTURES CONTRACTS. The Fund may purchase or sell interest rate futures contracts to hedge against changes in the values of securities the Fund owns or expects to purchase. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price (or to deliver an amount of cash) on a future date. Upon entering into such a contract, the purchasing Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.

Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The potential risk to the Fund is that the change in value of futures contracts primarily corresponds with the value of underlying instruments which may not correspond to the change in the value of the hedged instruments. In addition, there is a risk that the Fund may not be able to close out its futures positions due to an illiquid secondary market.

E. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record and are paid monthly. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

G. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were as follows:

               PURCHASES                                SALES
----------------------------------------    ------------------------------------
   U.S. GOVERNMENT          OTHER         U.S. GOVERNMENT         OTHER
   ---------------       -----------      ---------------      -----------
   $1,436,378,705        $26,458,419      $1,444,498,267       $75,600,327

Investments in written options for the Fund for the year ended December 31, 1997 are summarized as follows:

                                                 WRITTEN OPTIONS
                                         --------------------------------
                                         NUMBER OF              PREMIUMS
                                         CONTRACTS              RECEIVED
                                         ---------             ----------
Open at December 31, 1996 .......              0              $         0
Contracts opened ................         19,700                9,466,772
Contracts closed ................        (18,250)              (8,973,319)
                                         -------              -----------
Open at December 31, 1997 .......          1,450              $   493,453
                                         =======              ===========

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.65% of the first $200 million of the Fund's average daily net assets, 0.625% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors, L.P. ("Back Bay Advisors"), at the rate of 0.325% of the first $200 million of the Fund's average daily net assets, 0.3125% of the next $300 million and 0.30% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED
-----------
$901,171                    New England Funds Management
$901,172                    Back Bay Advisors

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $50,735 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Service and Distribution Plans relating to the Fund's Class A shares (the "Class A Plan") and Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. Also under the Class A Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.10% of the average daily net assets attributable to the Fund's Class A shares as reimbursement for expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class A shares.

For the year ended December 31, 1997, the Fund paid New England Funds $608,564 in service fees and $243,426 in distribution fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable, as service fees or distribution fees, respectively, under the Class A Plan incurred in any year exceed the amounts of such fees payable by the Fund under the Class A Plan, the unreimbursed amounts (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expense carried forward into 1998 is $2,272,723 (reimbursable as distribution fees).

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $42,617 and $36,728 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the year ended December 31, 1997, the Fund paid New England Funds $127,849 and $110,185 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $334,363.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $337,923 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $5,520 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of New England Funds, NEFM, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                  $2,067
Meeting Fee                                      $109/meeting
Committee Meeting Fee                            $65/meeting
Committee Chairman Retainer                      $132

A deferred compensation plan is available to the trustees on a voluntarily basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                            YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 1996                DECEMBER 31, 1997
                                    ---------------------------- ----------------------------
CLASS A                               SHARES         AMOUNT         SHARES         AMOUNT
-------                             -----------   -------------  ------------   -------------
Shares sold ......................    3,730,062   $ 43,600,272     4,755,971    $  54,749,748
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ..............    1,533,282     17,879,364     1,072,329       12,367,693
                                    -----------   ------------   -----------    -------------
                                      5,263,344     61,479,636     5,828,300       67,117,441
Shares repurchased ...............  (11,224,787)  (130,751,712)  (10,639,296)    (122,516,616)
                                    -----------   ------------   -----------    -------------
Net decrease .....................  (5,961,443)   $(69,272,076)   (4,810,996)   $ (55,399,175)
                                    -----------   ------------   -----------    -------------

                                            YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 1996                DECEMBER 31, 1997
                                    --------------------------   ----------------------------
CLASS B                               SHARES        AMOUNT         SHARES           AMOUNT
-------                             -----------   ------------   -----------    -------------
Shares sold ......................      499,018   $  5,811,793       320,867    $   3,702,298
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ..............       81,083        943,106        68,912          793,612
                                    -----------   ------------   -----------    -------------
                                        580,101      6,754,899       389,779        4,495,910
Shares repurchased ...............     (470,314)    (5,466,085)     (611,288)      (7,027,515)
                                    -----------   ------------   -----------    -------------
Net increase (decrease) ..........      109,787   $  1,288,814      (221,509)   $  (2,531,605)
                                    -----------   ------------   -----------    -------------

                                            YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 1996                DECEMBER 31, 1997
                                    --------------------------   ----------------------------
CLASS C                               SHARES        AMOUNT         SHARES           AMOUNT
-------                             -----------   ------------   -----------    -------------
Shares sold ......................    2,452,099   $ 28,487,303     2,723,065    $  31,397,665
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ..............       37,778        439,187        54,261          625,603
                                    -----------   ------------   -----------    -------------
                                      2,489,877     28,926,490     2,777,326       32,023,268
Shares repurchased ...............   (1,689,523)   (19,647,316)   (2,718,249)     (31,339,343)
                                    -----------   ------------   -----------    -------------
Net increase .....................      800,354   $  9,279,174        59,077    $     683,925
                                    -----------   ------------   -----------    -------------

                                            YEAR ENDED                       YEAR ENDED
                                         DECEMBER 31, 1996                DECEMBER 31, 1997
                                    --------------------------   ----------------------------
CLASS Y                              SHARES        AMOUNT         SHARES            AMOUNT
-------                             -----------   ------------   -----------    -------------
Shares sold ......................      120,869   $  1,421,313        70,899    $     826,238
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ..............       33,402        390,110        29,666          342,966
                                    -----------   ------------   -----------    -------------
                                        154,271      1,811,423       100,565        1,169,204
Shares repurchased ...............     (167,273)    (1,962,286)     (108,287)      (1,247,880)
                                    -----------   ------------   -----------    -------------
Net decrease .....................      (13,002)   $  (150,863)       (7,722)   $     (78,676)
                                    -----------   ------------   -----------    -------------
Decrease derived from capital
  shares transactions ............   (5,064,304)  $(58,854,951)   (4,981,150)   $ (57,325,531)
                                    ===========   ============   ===========    =============

-------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT ACCOUNANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND LIMITED TERM U.S. GOVERNMENT FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Limited Term U.S. Government Fund ("the Fund"), a series of New England Funds Trust II, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Bond Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented May 28, 1997, July 28, 1997, November 17, 1997 and January 1, 1998);

FOR BOND FUNDS PROSPECTUS FOR CLASS A, B AND C SHARES ONLY:

Effective March 1, 1998, New England High Income Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
                                                             NEW ENGLAND HIGH
                                                              INCOME FUND****
                                                             ----------------
                                                                 CLASS C
                                                                 -------
Management Fees (in the case of New England High Income
  Fund, after voluntary fee waiver and expense reduction) ..     0.45%***
12b-1 Fees .................................................     1.00%*
Other Expenses .............................................     0.70%
Total Fund Operating Expenses (in the case of New England
  High Income Fund, after voluntary fee waiver and expense
  reduction) ...............................................     2.15%***
------------
   * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
 *** Without the voluntary fee waiver and expense reduction by the Fund's adviser, Management Fees would be 0.74% for all classes and Total Fund Operating Expenses would be 1.69% for Class A shares, 2.44% for Class B shares and 2.44% for Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."
**** The expense information contained in this table and its footnotes for New
     England High Income Fund has been restated to reflect fees and expenses currently in effect for this Fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                             NEW ENGLAND HIGH
                                                               INCOME FUND
                                                             ----------------
                                                                 CLASS C
                                                                 -------
1 year .....................................................       $ 22(2)
3 years ....................................................       $ 67
5 years ....................................................       $115
10 years* ..................................................       $248
------------
* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

In addition, the disclosure that follows for all Funds offering Class C shares applies to New England High Income Fund.

THE REMAINDER OF THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS FOLLOWS:

                                                                 CLASS C
                                                                 -------
Maximum Initial Sales Charge Imposed on a Purchase (as a
  percentage of offering price)(2) .........................       None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) ...........................................      1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England High Income Fund, $32; New England Limited Term U.S. Government Fund, $29; New England Strategic Income Fund, $31; and New England Bond Income Fund, $28.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution-related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                             GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.

MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the potfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. The income from Treasury securities is exempt from state and local income taxes but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).

MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. Interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed by the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

-------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
-------------------------------------------------------------------------------


                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York


                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

      This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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----------------------
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---------------------
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